UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2010

Mercury Computer Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Riverneck Road, Chelmsford, Massachusetts 01824

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (978) 256-1300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K of Mercury Computer Systems, Inc. (the “Company”) dated January 27, 2010, reporting under Item 2.02 that the Company had issued a press release announcing results for the quarter ended December 31, 2009. This Amendment No. 1 amends the Current Report as originally filed by correcting the unaudited consolidated financial information included in Exhibit 99.1. The Company has subsequently issued a new press release containing corrected unaudited consolidated financial information, a copy of which is included as Exhibit 99.2 hereof.

Item 2.02	Results of Operations and Financial Condition

On January 26, 2010, the Company issued a press release (the “Original Press Release”) announcing results for the quarter ended December 31, 2009. On February 9, 2010, the Company issued a second press release (the “Second Press Release”) correcting the cost of revenues for the three and six months ended December 31, 2009, as announced in the Original Press Release. This correction had the net effect of reducing gross profit, income from operations, income tax expense, income from continuing operations, net income, basic and diluted earnings per share, and adjusted EBITDA, all of which have been revised in the Second Press Release. The correction also had an impact on the information presented in the Unaudited Consolidated Balance Sheets, the Unaudited Condensed Consolidated Statements of Cash Flows, and the Unaudited Supplemental Information – Reconciliation of GAAP to Non-GAAP Measures. The Company is filing this Amendment No. 1 to Current Report on Form 8-K to include the Second Press Release.

The Second Press Release is attached to this Current Report as Exhibit 99.2 and is incorporated into this Item 2.02 by reference. Information in Item 2.02 of this Current Report on Form 8-K and the Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

USE OF NON-GAAP FINANCIAL MEASURES

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, a non-GAAP financial measure adjusted to exclude certain non-cash and other specified charges, which the Company believes is useful to help investors better understand its past financial performance and future prospects. However, the presentation of adjusted EBITDA is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes the adjusted EBITDA financial measure assists in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses this measure along with the corresponding GAAP financial measure to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 26, 2010, of Mercury Computer Systems, Inc. (incorporated by reference to Exhibit 99.1 to Form 8-K filed January 27, 2010).

99.2	Press Release, dated February 9, 2010, of Mercury Computer Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 9, 2010	MERCURY COMPUTER SYSTEMS, INC.

	By:	/S/ ROBERT E. HULT
Robert E. Hult
Senior Vice President, Chief Financial Officer, and Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated January 26, 2010, of Mercury Computer Systems, Inc. (incorporated by reference to Exhibit 99.1 to Form 8-K filed January 27, 2010).

99.2	Press Release, dated February 9, 2010, of Mercury Computer Systems, Inc.

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